Exhibit 10(a)

EXECUTION COPY

FOURTH AMENDMENT AND WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of December 11, 2009, is among PULTE HOMES, INC., a Michigan corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and BANK OF AMERICA, N.A., As Syndication Agent (“Syndication Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007 (as amended by First Amendment to Third Amended and Restated Credit Agreement dated November 21, 2007, Second Amendment to Third Amended and Restated Credit Agreement dated February 15, 2008 and Third Amendment to Third Amended and Restated Credit Agreement dated November 21, 2008 and as it may be further amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement for the purposes hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Aggregate Commitment. Effective as of the Fourth Amendment Effective Date (as hereinafter defined), the Aggregate Commitment is hereby reduced to $750,000,000, and Schedule 1.1(a) of the Credit Agreement is amended and restated in its entirety and replaced by Schedule 1.1(a) attached hereto.

2. Definitions. (a) Effective as of the Fourth Amendment Effective Date, the following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Percentage” means, for Eurodollar Loans, ABR Loans, Index Rate Swingline Loans, Facility LC Fees and Commitment Fees, the appropriate applicable percentages corresponding to the Debt to Capitalization Ratio, the Senior Debt Rating and (if applicable) the Interest Coverage Ratio of the Borrower as described below:

	Level I	Level II	Level III	Level IV	Level V
Senior Debt Rating	Greater than or equal to BBB/Baa2	BBB-/Baa3	BB+/ Ba1	BB/Ba2	Less than BB/Ba2 or no Senior Debt Rating

Debt to Capitalization Ratio	Less than or equal to 30%	Greater than 30% but less than or equal to 40%	Greater than 40% but less than or equal to 45%	Greater than 45% but less than or equal to 50%	Greater than 50%

Applicable Percentage for Eurodollar Loans, Index Rate Swingline Loans and Facility LC Fee Rate	2.250%	2.500%	2.750%	3.000%	3.500%

Applicable Percentage for ABR Loans	1.250%	1.500%	1.750%	2.000%	2.500%

Applicable Percentage for Commitment Fees	0.375%	0.375%	0.500%	0.500%	0.500%

Notwithstanding the foregoing, but subject to the next succeeding paragraph, (1) if the Senior Debt Rating is not at the same level as the Debt to Capitalization Ratio, but no more than one level apart, then the pricing shall correspond to the level which causes pricing to be lower; (2) if the Senior Debt Rating is more than one level different from the level applicable to the Debt to Capitalization Ratio, then the pricing shall be one level lower (i.e., lower pricing) than the higher of such two levels; and (3) if at any time either the Moody’s or the S&P rating of the Borrower’s senior unsecured debt is at Level II or better, then pricing shall correspond to the level of such rating or, if both have issued ratings, to the higher of the Moody’s or S&P rating (i.e., lower pricing).

Notwithstanding the foregoing, at any time at which the Interest Coverage Ratio is less than 1.5 to 1.0, then 0.250% shall be added to each of the pricing levels set forth above next to the “Applicable Percentage for Eurodollar Loans, Index Rate Swingline Loans and Facility LC Fee Rate” and the “Applicable Percentage for ABR Loans”.

The Applicable Percentage shall be determined and adjusted, as necessary, on the date of any change in the Senior Debt Rating of the Borrower or upon receipt of the officer’s certificate required by Section 5.1(c) calculating the then Debt to Capitalization Ratio and Interest Coverage Ratio. For the avoidance of doubt, references in this definition to the “Debt to Capitalization Ratio” are references to such ratio as defined in this Agreement and are not references to the “Debt to Tangible Capital Ratio”.

“Maximum Commitment Limit” means One Billion Dollars ($1,000,000,000).

(b) Effective as of the Fourth Amendment Effective Date, the following defined terms are added in correct alphabetical order to Section 1.1 of the Credit Agreement:

“Adjusted Indebtedness” means, as of any date (a) the Indebtedness of the Credit Parties (other than the REITs, provided such REIT complied with Section 6.1(h)) less (i) 50% of Qualified Subordinated Debt and (ii) all Unrestricted Cash held by the Credit Parties in excess of $25,000,000 but not to exceed $2,000,000,000.

“Debt to Tangible Capital Ratio” means, as of any date, the ratio (stated as a percentage) of (a) Adjusted Indebtedness to (b) Adjusted Indebtedness plus Tangible Net Worth.

“Fourth Amendment Effective Date” has the meaning provided in Paragraph 7 of the Fourth Amendment to this Agreement.

3. Reduction of Commitments. Effective as of the Fourth Amendment Effective Date, Section 2.9(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

(d) In the event that the Tangible Net Worth of the Borrower determined as of the last day of any fiscal quarter is less than or equal to (i) the greater of (A) $1,500,000,000 and (B) 75% of the Tangible Net Worth of the Borrower as of December 31, 2009, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses and excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter subsequent to December 31, 2009 to the date of determination, plus (iii) the amount of any reduction or reversal in Deferred Tax Valuation Allowance for each completed fiscal quarter subsequent to December 31, 2009 to the date of determination, then, effective as of the fifth (5th) day following the Compliance Date for such fiscal quarter, the Aggregate Commitment shall be permanently reduced to $500,000,000 (subject to increase thereafter pursuant to the provisions of Section 2.5). Such reduction of the Aggregate Commitment shall reduce the Commitments of the Lenders ratably. If the aggregate Revolving Credit Exposure exceeds the Aggregate Commitment as so reduced, the Borrower shall, on or before such Compliance Date, (i) repay outstanding Loans to the extent necessary to reduce the aggregate Revolving Credit Exposure to the amount of the Aggregate Commitment and (ii) if the aggregate Revolving Credit Exposure upon such repayment would exceed the Aggregate Commitment, pay to the Administrative Agent an amount equal to the amount by which the aggregate Revolving Credit Exposure (following the repayment under clause (i) above) exceeds the Aggregate Commitment, which payment under this clause (ii) shall be held in a Facility LC Collateral Account in accordance with and subject to the terms of Section 2.6(j).

4. Officer’s Certificate. Effective as of the Fourth Amendment Effective Date, Section 5.1(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) demonstrating compliance with the financial covenants contained in Section 5.2 and setting forth the Debt to Capitalization Ratio by calculation thereof as of the end of each such period,

5. Financial Covenants. Effective as of the Fourth Amendment Effective Date, Sections 5.2(a) and 5.2(b) of the Credit Agreement are hereby amended and restated in their entirety to read as follows as follows:

(a) Debt to Tangible Capital Ratio. The Debt to Tangible Capital Ratio shall be less than (i) 60% as of the last day of each fiscal quarter of the Borrower from and including December 31, 2009 through and including December 31, 2010, (ii) 57.5% as of the last day of each fiscal quarter of the Borrower from and including March 31, 2011 through and including June 30, 2011 and (ii) 55% as of the last day of each fiscal quarter of the Borrower thereafter.

(b) Tangible Net Worth. As of the last day of each fiscal quarter of the Borrower (beginning with the fiscal quarter ended December 31, 2009), Tangible Net Worth shall be greater than or equal to the following: the sum of (i) $1,250,000,000, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses and excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter subsequent to December 31, 2009 to the date of determination, plus (iii) the amount of any reduction or reversal in Deferred Tax Valuation Allowance for each completed fiscal quarter subsequent to December 31, 2009 to the date of determination.

The covenants set forth in Sections 5.2(a) and 5.2(b) of the Credit Agreement as it existed immediately prior to the Fourth Amendment Effective Date shall apply as of September 30, 2009.

6. Waiver. Effective as of the Fourth Amendment Effective Date, the Lenders signatory hereto waive any Default or Event of Default under the Credit Agreement resulting solely from the Borrower, as of the fiscal quarter ending September 30, 2009, failing to comply with its agreement in Section 5.2(b) of the Credit Agreement to have, as of the end of each fiscal quarter, a Tangible Net Worth that is greater than or equal to the sum of (i) $2,000,000,000, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses and excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter subsequent to September 30, 2008, plus (iii) the amount of any reduction or reversal in Deferred Tax Valuation Allowance for each completed fiscal quarter subsequent to September 30, 2008.

7. Conditions Precedent. This Amendment shall be effective as of the date (“Fourth Amendment Effective Date”) upon which the following conditions are satisfied:

(a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Credit Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Borrower shall have paid to the Administrative Agent for the pro rata account of each Lender timely executing and delivering this Amendment (including by way of facsimile or electronic mail) an amendment fee equal to 0.25% of such Lender’s Commitment calculated immediately after giving effect to this Amendment.

(e) The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Administrative Agent shall notify the Borrower and the Lenders of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding.

8. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof, after giving effect to this Amendment:

(a) The representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement and the other Credit Documents are true and correct in all material respects.

(b) There exists no Default or Event of Default.

9. Release of Lenders. The Borrower hereby releases and forever discharges the Lenders, Administrative Agent, Issuing Banks and each of their past, present and future parent corporations, subsidiaries, affiliates and divisions, and their past, present and future shareholders, directors, officers, employees, attorneys, agents, investigators, and insurers, and the heirs, administrators, executors, legal representatives, trustees, successors and assigns of each of the foregoing, of and from any and all claims of any kind or character whatsoever, whether now known or hereafter discovered, absolute or contingent, direct or indirect, arising out of any act, event or occurrence of any sort whatsoever occurring on or prior to the date of this Amendment; provided, however, that the Borrower does not hereby release the obligations of the Lenders, Administrative

Agent or any Issuing Bank under any of the Credit Documents (including this Amendment) arising on or after the date of this Amendment. The Borrower shall forever refrain and forebear from commencing or prosecuting any lawsuit or other proceeding against the Lenders, Administrative Agent and Issuing Banks based upon, arising out of or connected with any of the claims released by this Amendment.

10. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

12. Choice of Law. This Amendment and the other Credit Documents shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law) of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed as of the date first above written.

PULTE HOMES, INC.

By:	/s/ Bruce E. Robinson

Name:	Bruce E. Robinson

Title:	Vice President and Treasurer

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

JPMORGAN CHASE BANK, NA., as Lender and Administrative Agent

By:	/s/ Kimberly Turner

Name:	Kimberly Turner

Title:	Executive Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

CITICORP NORTH AMERICA, INC.

By:	/s/ Daniel Gouger

Name:	Daniel Gouger

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

BANK OF AMERICA, N.A.

By:	/s/ Eyal Namordi

Name:	Eyal Namordi

Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

BARCLAYS BANK PLC

By:	/s/ Craig Malloy

Name:	Craig Malloy

Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

BNP PARIBAS

By:	/s/ Duane Helkowski

Name:	Duane Helkowski

Title:	Managing Direction

By:	/s/ Melissa Balley

Name:	Melissa Balley

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

CALYON NEW YORK BRANCH

By:	/s/ Joseph Asciolla

Name:	Joseph Asciolla

Title:	Managing Director

By:	/s/ Jason Chrein

Name:	Jason Chrein

Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

COMERICA BANK

By:	/s/ Charles Weddell

Name:	Charles Weddell

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Omayra Laucella

Name:	Omayra Laucella

Title:	Vice President

By:	/s/ Paul O’Leary

Name:	Paul O’Leary

Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty

Name:	William McGinty

Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

SUNTRUST BANK

By:	/s/ W. John Wendler

Name:	W. John Wendler

Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director

By:	/s/ Mary E. Evans

Name:	Mary E. Evans

Title:	Associate Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

BANK OF AMERICA, N.A., as Successor by Merger to Merrill Lynch Bank USA

By:	/s/ Eyal Namordi

Name:	Eyal Namordi

Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Victor Pierzchalski

Name:	Victor Pierzchalski

Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

COMPASS BANK

By:	/s/ Chad Mantei

Name:	Chad Mantei

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WITH PULTE HOMES, INC.

LLOYDS TSB BANK PLC

By:	/s/ Susanne Hughes

Name:	Susanne Hughes

Title:	Vice President

By:	/s/ W. J. Bruce

Name:	W. J. Bruce

Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WITH PULTE HOMES, INC.

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Noel P. Purcell

Name:	Noel P. Purcell

Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Douglas G. Paul

Name:	Douglas G. Paul

Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)

By:	/s/ Marie-Edith Dugeny

Name:	Marie-Edith Dugeny

Title:	Managing Director

By:	/s/ Zineb Bouazzaoui

Name:	Zineb Bouazzaoui

Title:	Associate Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

FIFTH THIRD BANK, an Ohio Banking Corporation, successor by merger with Fifth Third Bank, a Michigan Banking Corporation

By:	/s/ Randal Wolffis

Name:	Randal Wolffis

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

REGIONS BANK

By:	/s/ Daniel McClurkin

Name:	Daniel McClurkin

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

CITY NATIONAL BANK

By:	/s/ Xavier Barrera

Name:	Xavier Barrera

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

TD BANK, NA

By:	/s/ Robert E. Delany

Name:	Robert E. Delany

Title:	Vice President

SIGNATURE PAGE TO FOURTH AND WAIVER AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Elena Bennett

Name:	Elena Bennett

Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WITH PULTE HOMES, INC.

BANK OF HAWAII, a Hawaii corporation

By:	/s/ Derek Chang

Name:	Derek Chang

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

CALIFORNIA BANK & TRUST, a California Banking Corporation

By:	/s/ Stephanie Lantz

Name:	Stephanie Lantz

Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT AND WAIVER TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT WITH

PULTE HOMES, INC.

MALAYAN BANKING BERHAD, NEW YORK BRANCH

By:	/s/ Fauzi Zulkifli

Name:	Fauzi Zulkifli

Title:	General Manager

SCHEDULE 1.1(a)

Lender	Commitment

Bank of America, N.A.	$70,564,516.13

JPMorgan Chase Bank, N.A.	$56,451,612.92

Barclays Bank PLC	$40,322,580.65

BNP Paribas	$40,322,580.65

Calyon New York Branch	$40,322,580.65

Citicorp North America, Inc.	$40,322,580.65

Comerica Bank	$40,322,580.65

Deutsche Bank Trust Company Americas	$40,322,580.65

The Royal Bank of Scotland PLC	$40,322,580.65

SunTrust Bank	$40,322,580.65

UBS Loan Finance LLC	$40,322,580.65

Wachovia Bank, National Association	$40,322,580.65

Compass Bank	$30,241,935.48

Bank of America, N.A., as successor by Merger to Merrill Lynch Bank USA	$30,241,935.48

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$22,177,419.35

Lloyds TSB Bank PLC	$20,161,290.32

Mizuho Corporate Bank, Ltd.	$20,161,290.32

PNC Bank, National Association	$20,161,290.32

Natixis	$16,129,032.26

Fifth Third Bank	$14,112,903.23

Regions Bank	$14,112,903.23

City National Bank	$10,080,645.16

TD Bank, NA	$8,064,516.13

Bank of Hawaii, a Hawaii corporation	$6,048,387.10

California Bank & Trust, a California Banking Corporation	$6,048,387.10

Malayan Banking Berhad, New York Branch	$2,016,129.03

TOTAL	$750,000,000.00

Exhibit A

CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of December 11, 2009, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007, among Pulte Homes, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent. Such Third Amended and Restated Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.” Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated June 20, 2007 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have entered into that certain Fourth Amendment and Waiver to Third Amended and Restated Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”); and

WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect with respect to the undersigned Guarantors.

The Guarantors hereby release and forever discharge the Lenders, Administrative Agent, Issuing Banks and each of their past, present and future parent corporations, subsidiaries, affiliates and divisions, and their past, present and future shareholders, directors, officers, employees, attorneys, agents, investigators, and insurers, and the heirs, administrators, executors, legal representatives, trustees, successors and assigns of each of the foregoing, of and from any and all claims of any kind or character whatsoever, whether now known or hereafter discovered, absolute or contingent, direct or indirect, arising out of any act, event or occurrence of any sort whatsoever occurring on or prior to the date of the Amendment; provided, however, that the Guarantors do not hereby release the obligations of the Lenders, Administrative Agent or any Issuing Bank under any of the Credit Documents (including the Amendment) arising on or after the date of the Amendment. The Guarantors shall forever refrain and forebear from commencing or prosecuting any lawsuit or other proceeding against the Lenders, Administrative Agent and Issuing Banks based upon, arising out of or connected with any of the claims released by this Consent.

IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

On behalf of Guarantors listed on the attached Schedule A.

By:	/s/ Bruce E. Robinson

Name:	Bruce E. Robinson

Title:	Vice President and Treasurer

SCHEDULE A

Guarantors

Anthem Arizona L.L.C.

Asset Seven Corp.

Centex Construction of New Mexico, LLC

Centex Homes

Centex Homes of California, LLC

Centex Homes, LLC

Centex International II, LLC

Centex Real Estate Construction Company

Centex Real Estate Corporation

Centex Real Estate Holding, L.P.

Del Webb California Corp.

Del Webb Communities, Inc.

Del Webb Communities of Illinois, Inc. (f/k/a Bellasera Corp.)

Del Webb Corporation

Del Webb Home Construction, Inc.

Del Webb Limited Holding Co.

Del Webb Southwest Co.

Del Webb Texas Limited Partnership

Del Webb’s Coventry Homes Construction Co.

Del Webb’s Coventry Homes, Inc.

Del Webb’s Coventry Homes of Nevada, Inc.

DiVosta Homes, L.P.

DiVosta Building, LLC

Florida Building Products, LLC

Harrison Hills, LLC

PC/BRE Springfield, L.L.C.

PC/BRE Venture L.L.C.

PC/BRE Whitney Oaks L.L.C.

PH1 Corporation

PH3 Corporation

PH4 Corporation

PHT Building Materials Limited Partnership

Pulte Nevada I L.L.C.

PN II, Inc.

Potomac Yard Development LLC

Pulte Building Systems Holding Company, L.L.C.

Pulte Communities NJ, Limited Partnership

Pulte Development Corporation

Pulte Home Corporation

Pulte Home Corporation of the Delaware Valley

Pulte Homes of Greater Kansas City, Inc.

Pulte Homes of Michigan LLC

Pulte Homes of Minnesota LLC

Pulte Homes of New England LLC

Pulte Homes of New Mexico, Inc.

Pulte Homes of New York LLC

Pulte Homes of NJ, Limited Partnership

Pulte Homes of Ohio LLC

Pulte Homes of PA, Limited Partnership

Pulte Homes of Texas, L.P.

Pulte Homes Tennessee Limited Partnership

Pulte Land Company, LLC

Pulte Michigan Services, LLC

Pulte Payroll Corporation

Pulte Realty Corporation

Radnor Homes, Inc.

RN Acquisition 2 Corp.

Terravita Home Construction Co.

The Jones Company Homes, LLC

Wil Corporation